Other reserves (Tables)	12 Months Ended
Dec. 31, 2022
Other reserves and translation reserve
Summary of other reserves and translation reserve

		Translation	Hedge	Other
	Total	reserve	reserve	reserves	Total
	2021	2022	2022	2022	2022
	£m	£m	£m	£m	£m
At start of year	1,241	250	19	2,062	2,331
Profit attributable to shareholders	1,471	–	–	1,634	1,634
Dividends paid	(920)	–	–	(983)	(983)
Actuarial gains on defined benefit pension schemes	321	–	–	164	164
Fair value movements on cash flow hedges	10	–	(18)	–	(18)
Transfer to profit from cash flow hedge reserve	(9)	–	(17)	–	(17)
Tax recognised in other comprehensive income	(49)	–	8	(43)	(35)
Exchange differences on translation of foreign operations	223	427	–	–	427
Cancellation of shares	–	–	–	(1,120)	(1,120)
Increase in share based remuneration reserve (net of tax)	55	–	–	47	47
Settlement of share awards	(12)	–	–	(35)	(35)
Disposal of non‐controlling interests	–	–	–	(1)	(1)
At end of year	2,331	677	(8)	1,725	2,394